SUPPLEMENT DATED FEBRUARY 27, 2014
to

PROSPECTUSES DATED APRIL 29, 2013
FOR SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS FLEX, SUN LIFE FINANCIAL MASTERS CHOICE II,
AND SUN LIFE FINANCIAL MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS AND
SUN LIFE FINANCIAL MASTERS EXTRA II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Huntington Funds that are available under your Contract.

I.
On January 30, 2014, the Board of Trustees of the Huntington Funds approved the recommendation of Huntington Asset Advisors, Inc. to dissolve and liquidate the following funds (“the Liquidating Funds”) on or about the close of business on May 16, 2014 (“the Liquidation Date”):

Huntington VA Balanced Fund
Huntington VA Growth Fund
Huntington VA Mortgage Securities Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund

In anticipation of the liquidations, the Liquidating Funds will be closed to new and subsequent investments as of the close of business on May 15, 2014.

Effective immediately, transfers of Account Value out of the Sub-Accounts corresponding to the Liquidating Funds to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (800) 752-7216.

As of the close of business on the Liquidation Date, any Account Value remaining in the Sub-Accounts corresponding to the Liquidating Funds will automatically be transferred to the MFS Money Market Sub-Account.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Sub-Accounts corresponding to the Liquidating Funds will continue with the MFS Money Market Sub-Account replacing those Sub-Accounts.

II.
On January 30, 2014, the Board of Trustees of the Huntington Funds approved proposals to reorganize the Huntington VA Income Equity Fund into the Huntington VA Dividend Capture Fund, and to reorganize the Huntington VA Mid Corp America Fund into the Huntington VA Situs Fund. Pursuant to the reorganization, the Huntington VA Income Equity Fund will liquidate by transferring substantially all of its assets to the Huntington VA Dividend Capture Fund, and the Huntington VA Mid Corp America Fund will liquidate by transferring substantially all of its assets to the Huntington VA Situs Fund.

The Huntington VA Income Equity Sub-Account and the Huntington VA Mid Corp America Sub-Account will be closed to all new and subsequent investments effective as of the close of business on June 19, 2014, and the reorganizations are scheduled to take place at the close of business on or about June 20, 2014.

Please retain this supplement with your prospectus for future reference.

Masters (US) 2/2014